ne

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2021

ECP Environmental Growth Opportunities Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40032	85-3692788
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Beechwood Road Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

(973) 671-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-quarter of one warrant	ENNVU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ENNV	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ENNVW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.Other Events.

On February 11, 2021, ECP Environmental Growth Opportunities Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 34,500,000 units (the “Units”), including 4,500,000 Units sold pursuant to the full exercise of the underwriters’ option to purchase additional Units to cover over-allotments. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-quarter of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $345,000,000.

On February 11, 2021, simultaneously with the consummation of the IPO, the Company completed two private sales (the “Private Placements”) of an aggregate 6,266,667 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to each of the Company’s sponsor, ENNV Holdings, LLC, and Goldman Sachs Asset Management, L.P., in its capacity as investment adviser on behalf of its clients, generating gross proceeds to the Company of $9,400,000.

A total of $345,000,000, comprised of $338,100,000 of the proceeds from the IPO, including $12,075,000 of the underwriters’ deferred discount and $6,900,000 of the proceeds from the Private Placement, were placed in a U.S.-based trust account at Morgan Stanley Smith Barney LLC maintained by American Stock Transfer & Trust Company, LLC, acting as trustee. An audited balance sheet as of February 11, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placements has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet, as of February 11, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECP Environmental Growth Opportunities Corp.

Date: February 18, 2021	By:	/s/ Tyler Reeder
	Name:	Tyler Reeder
	Title:	President and Chief Executive Officer

3